4333 Edgewood Road NE
Cedar Rapids, IA 52499
February 2, 2009
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account D ML of New York IRA Annuity — Registration No. 333-98283 ML of New York Investor Choice – IRA Series – Registration No. 333-119797
Commissioners:
ML Life Insurance Company of New York (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended November 30, 2008, for the following underlying mutual funds (“Funds”) in which Registrant invests:
Annual Report Mailings:
AllianceBernstein Small/Mid Cap Value Fund, Inc., SEC File No.: 811-10221
AllianceBernstein Value Fund, Inc., SEC File No.: 811-10221
AllianceBernstein International Value Fund, SEC File No.: 811-10221
Fidelity Advisor Series I: Equity Growth Fund, SEC File No.: 811-03785
Fidelity Advisor Series I: Mid Cap Growth Fund, SEC File No.: 811-03785
Pioneer Emerging Markets Fund, SEC File No.: 811-08448
Pioneer Small Cap Value Fund, SEC File No.: 811-07985
Some of the funds listed above may not be available under every policy or contract offered by the Registrant.
The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.
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Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.
Very truly yours,

  /s/ Darin D. Smith
Darin Smith
General Counsel